Exhibit 99.1

For more information, contact:

Robyn B. Mabe, Chief Financial Officer

(540) 345-3195

WESTERN SIZZLIN CORPORATION 2006 RESULTS

ROANOKE, Va. (March 16, 2007)—Western Sizzlin Corporation (OTC Bulletin Board: WSZL) today reported financial results for the year which ended December 31, 2006 and plans to file Form 10-K with the SEC on March 23, 2007.  For the year ended December 31, 2006, net income was $274,339, or $0.23 per basic and diluted earnings per share compared with net income of $681,360, or $0.57 per basic and diluted earnings per share for the year which ended December 31, 2005.

Unrealized gains or losses in marketable securities do not impact net income but are important in determining intrinsic business value. Thus, we urge shareholders not to rely exclusively on the net income figure because it can be affected by non-economic factors, such as non-cash expense of amortization.

The company conducted a shareholder rights offering during the fourth quarter, the total proceeds from which amounted to $4.2 million. After the offering the total shares outstanding at calendar year-end was 1,787,750.

For the twelve months ended December 31, 2006, system-wide same store sales increased by 1.1% for franchise operations and decreased 2.5% for the five company-operated restaurants.

Capital expenditures in 2006 totaled $492,000, of which $425,000 were attributed to the remodeling of two company-owned restaurants. A total of $803,000 has been spent on the two remodels since 2005. These projects will not meet our new financial target. The capital investment was a mistake. We will ensure that any incremental dollar employed will obtain a return commensurate with relevant risks.  We expect capital expenditures to be below $100,000 for 2007.

Western Sizzlin’s objective is to maximize its intrinsic business value per share over the long term.  In meeting this objective, the company will engage in a number of diverse business activities to achieve above-average returns on capital in pursuit of maximizing the eventual net worth of its shareholders. The company will continue to franchise restaurants and maximize free cash flows.

Effective January 1, 2007, we restructured our operations into a holding company/subsidiary format whereby all of our operations are now conducted through wholly-owned subsidiaries.  This restructuring is not anticipated to have any tax or financial reporting impact.

Western Sizzlin Corporation operates and franchises a total of 129 units in 19 states as of March 16, 2007, under names of WesterN SizzliN Steak & More, WesterN SizzliN Wood Grill, Great American Steak & Buffet Company, and Quincy Steakhouses.

Inquiries should be directed to Robyn B. Mabe, Vice President and Chief Financial Officer, at 1338 Plantation Road, N.E., Roanoke, VA  24012.

Comments included in this news release may include “forward-looking statements” within the meaning of the federal securities laws.  These statements as to anticipated future results are based on current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ markedly from those projected or discussed here.  Western Sizzlin Corporation cautions readers not to place undue reliance upon any such forward-looking statements as actual results may differ materially from expectations. Further information on the types of factors that could affect the Company can be found in the Company’s filings with the SEC.

# # #

WESTERN SIZZLIN CORPORATION
AND SUBSIDIARIES
(unaudited)
Consolidated Balance Sheets
December 31, 2006 and 2005

Amounts are Preliminary and Subject to Change

Assets	2006	2005
Current assets:
Cash and cash equivalents	$2,344,644	$1,664,848
Restricted short-term investments	—	260,069
Trade accounts receivable, less allowance for doubtful accounts of $470,758 in 2006 and $454,458 in 2005	866,565	910,776
Current installments of notes receivable, less allowance for impaired notes of $17,409 in 2006 and $0 in 2005	205,624	212,187
Other receivables	239,531	128,375
Income tax receivable	248,559	17,923
Insurance receivables	—	1,029,954
Inventories	55,207	83,506
Prepaid expenses	253,556	292,721
Deferred income taxes	296,671	226,736

Total current assets	4,510,357	4,827,095

Notes receivable, less allowance for impaired notes receivable of $164,396 in 2006 and $119,126 in 2005, excluding current installments	800,841	876,426
Property and equipment, net	2,270,300	1,887,450
Investment in marketable security (Note 5)	6,508,645	—
Franchise royalty contracts, net of accumulated amortization of $8,193,840 in 2006 and $7,563,545 in 2005	1,260,592	1,890,887
Goodwill	4,310,200	4,310,200
Financing costs, net of accumulated amortization of $188,670 in 2006 and $136,446 in 2005	11,540	63,764
Investment in unconsolidated joint venture	147,479	308,382
Deferred income taxes	—	576,467
Asset held for sale	—	300,000
Other assets	—	435,161

	$19,819,954	$15,475,832

Liabilities and Stockholders’ Equity
Current liabilities:
Current installments of long-term debt	$163,089	$1,487,964
Accounts payable	555,110	523,939
Accrued expenses and other	554,443	814,005

Total current liabilities	1,272,642	2,825,908

Long-term debt, excluding current installments	685,036	848,319
Other long-term liabilities	69,370	42,087
Deferred income taxes	394,885	—

	2,421,933	3,716,314

Commitments and contingencies (Notes 7 and 16)
Stockholders’ equity:
Convertible preferred stock, series A, $10 par value (involuntary liquidation preference of $10 per share). Authorized 25,000 shares; none issued and outstanding	—	—
Convertible preferred stock, series B, $1 par value (involuntary liquidation preference of $1 per share). Authorized 875,000 shares; none issued and outstanding	—	—
Common stock, $0.01 par value. Authorized 2,000,000 shares; issued and outstanding 1,787,750 in 2006 and 1,188,850 shares in 2005	17,878	11,889
Additional paid-in capital	12,790,681	8,681,775
Retained earnings	3,340,193	3,065,854
Accumulated other comprehensive income — unrealized holding gains, net of taxes	1,249,269	—

Total stockholders’ equity	17,398,021	11,759,518
	$19,819,954	$15,475,832

WESTERN SIZZLIN CORPORATION
AND SUBSIDIARIES
(unaudited)
Consolidated Statements of Operations
Years ended December 31, 2006, 2005 and 2004

Amounts are Preliminary and Subject to Change

	2006	2005	2004
Revenues:
Company-operated restaurants	$12,985,109	$14,688,360	$16,707,958
Franchise operations	4,011,740	4,251,615	4,607,878
Other	407,091	432,078	391,928

Total revenues	17,403,940	19,372,053	21,707,764

Costs and expenses:
Company-operated restaurants — food, beverage and labor costs	9,294,432	10,503,746	12,262,792
Restaurant occupancy and other	2,458,666	2,613,764	3,051,159
Subleased properties	343,789	184,383	14,458
Franchise operations — direct support	1,234,256	1,408,784	1,428,363
Corporate expenses	2,340,909	2,659,497	2,588,299
Depreciation and amortization expense	1,057,492	1,072,334	1,188,308
Closed restaurants expense	—	350,279	—
Impairment and other charges	46,284	319,830	—
Gain on settlement of insurance claims	—	(1,166,683)	—
Total costs and expenses	16,775,828	17,945,934	20,533,379

Income from operations	628,112	1,426,119	1,174,385

Other income (expense):
Interest expense	(159,518)	(279,612)	(372,232)
Loss on early extinguishment of long-term debt	(92,535)	—	—
Interest income	69,269	69,950	87,858
Equity in loss of joint venture	(160,902)	(21,618)	—
Other, net	175,721	31,779	31,655
Total other expenses, net	(167,965)	(199,501)	(252,719)

Income before income tax expense	460,147	1,226,618	921,666

Income tax expense	185,808	545,258	355,855

Net income	$274,339	$681,360	$565,811

Earnings per share (basic and diluted):
Net income	$0.23	$0.57	$0.48

WESTERN SIZZLIN CORPORATION
AND SUBSIDIARIES
(unaudited)
Consolidated Statements of Stockholders’ Equity
Years ended December 31, 2006, 2005 and 2004

Amounts are Preliminary and Subject to Change

					Accumulated
			Additional		Other
	Common stock		Paid-in	Retained	Comprehensive
	Shares	Dollars	Capital	Earnings	Income	Total

Balances, December 31, 2003	1,190,850	$11,909	$8,696,755	$1,818,683	$—	$10,527,347

Net Income	—	—	—	565,811	—	565,811

Balances, December 31, 2004	1,190,850	11,909	8,696,755	2,384,494	—	11,093,158

Common stock received related to termination of franchise agreement	(2,000)	(20)	(14,980)	—	—	(15,000)

Net Income	—	—	—	681,360	—	681,360

Balances, December 31, 2005	1,188,850	11,889	8,681,775	3,065,854	—	11,759,518

Net Income	—	—	—	274,339	—	274,339

Change in unrealized holding gains, net of taxes of $715,608	—	—	—	—	1,249,269	1,249,269

Comprehensive income						1,523,608

Compensation expense associated with stock option plans	—	—	39,100	—	—	39,100

Stock options exercised	3,000	30	27,570	—	—	27,600

Costs incurred in rights offering	—	—	(123,280)	—	—	(123,280)

Stock issued in rights offering	595,900	5,959	4,165,516	—	—	4,171,475

Balances, December 31, 2006	1,787,750	$17,878	$12,790,681	$3,340,193	$1,249,269	$17,398,021

WESTERN SIZZLIN CORPORATION
AND SUBSIDIARIES
(unaudited)
Consolidated Statements of Cash Flows
Years ended December 31, 2006, 2005 and 2004

Amounts are Preliminary and Subject to Change

	2006	2005	2004
Cash flows from operating activities:
Net income	$274,339	$681,360	$565,811
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	427,195	423,865	539,841
Amortization of franchise royalty contracts and other assets	630,295	648,469	648,467
Write-off of financing costs related to early extinguishment of long-term debt	29,699	—	—
Amortization of finance costs	22,525	—	—
Provision for doubtful accounts	110,000	129,940	105,119
Share-based compensation	39,100	—	—
Provision for deferred taxes	185,808	530,651	328,598
Loss on disposal of property and equipment	11,434	137,969	28,072
Gain on settlement of insurance claims	—	(1,166,683)	—
Loss on sale of asset held for sale	501	—	—
Common stock received related to termination of franchise agreement	—	(15,000)	—
Impairment charges	46,284	458,138	—
Equity in loss of unconsolidated joint venture	160,902	21,618	—
(Increase) decrease in:
Trade accounts receivable	(65,789)	(198,447)	(108,457
Notes receivable	82,148	176,690	134,774
Other receivables	(111,156)	(20,479)	(64,567
Income tax receivable	(230,636)	(17,923)	—
Insurance receivable — business interruption	244,961	(21,865)	—
Inventories	28,299	38,691	(55,807
Prepaid expenses	39,165	15,366	105,737
Other assets	56,706	(52,106)	143,442
Increase (decrease) in:
Accounts payable	31,172	(307,944)	(159,445)
Other liabilities	27,283	(2,754)	(35,159)
Accrued expenses and other	(259,562)	(405,142)	214,603

Net cash provided by operating activities	1,780,673	1,054,414	2,391,029

Cash flows from investing activities:
Investment in unconsolidated joint venture	—	(300,000)	—
Short-term investments	260,069	(5,415)	(3,226
Additions to property and equipment	(492,107)	(312,532)	(323,156)
Purchases of marketable security	(4,543,768)	—	—
Proceeds from fire casualties	784,993	694,439	18,441
Proceeds from sale of property	2,800	8,000	—
Proceeds from sale of asset held for sale	299,499	—	—
Deposits on construction	—	(378,455)	—
Net cash used in investing activities	(3,688,514)	(293,963)	(307,941)

Cash flows from financing activities:
Cash received from exercise of stock options	27,600	—	—
Cash received from stock rights offering	4,171,475	—	—
Payments on stock rights offering	(123,280)
Payments on long-term debt	(1,488,158)	(1,201,354)	(540,979)
Cash received from line of credit borrowings	695,000	—	—
Payment on line of credit borrowings	(695,000)	—	—
Borrowings related to margin debt	1,760,393	—	—
Payments on margin debt	(1,760,393)	—	—
Dividends paid	—	—	(119,086)

Net cash provided by (used in) financing activities	2,587,637	(1,201,354)	(660,065)

Net increase (decrease) in cash and cash equivalents	679,796	(440,903)	1,423,023

Cash and cash equivalents at beginning of the year	1,664,848	2,105,751	682,728

Cash and cash equivalents at end of the year	2,344,644	1,664,848	2,105,751